                                                                   EXHIBIT 10.15

                                    [FORM OF]

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT dated as of this ______ day of October 2003 ("Escrow Agreement") is by and among Sardy House, LLC, a Colorado limited liability company ("Sardy House"), North and South Aspen, L.L.C., a Colorado limited liability company which owns all 25 of the outstanding limited liability company membership interests of Sardy House ("North South"), W. G. Nielsen & Company, a Colorado corporation ("Underwriter"), and Computershare Trust Company, Inc., a Colorado corporation, as Escrow Agent ("Escrow Agent"). Collectively, Sardy House and North South are hereinafter referred to as the "Issuer."

                                   BACKGROUND

         A. The Issuer is conducting a public offering through the Underwriter of up to the total of 25 limited liability company membership interests of Sardy House ("Membership Interests") held by North South, which constitute all of the issued and outstanding Membership Interests.

         B. The offering is being conducted on a "best efforts, all or none" basis as to a minimum offering of seven (7) Membership Interests necessary to allow for complete repayment of the bank debt of up to $4,350,000 on the Sardy House property, the sale of which seven (7) Membership Interests must result in total proceeds of a minimum of $4,665,000 before any commissions and referral fees and excluding accrued interest on the bank debt to be repaid, and on a "best efforts" basis as to the remaining 18 Membership Interests up to the maximum offering of 25 Membership Interests. If a minimum of seven (7) Membership Interests are not sold by April 30, 2004, subject to extension for up to an additional 30 days, the offering will be terminated and all money received shall be returned to investors with interest within five (5) business days. Until the minimum offering is achieved, all funds received from investors shall be deposited into an interest bearing escrow account, with interest to be credited toward the final purchase price.

         C. In connection with the offering, Sardy House has filed a Registration Statement on Form SB-2 (Registration No. 333-105521) (together with all amendments thereto, the "Registration Statement") with the Securities and Exchange Commission (the "SEC").

         D. Persons who purchase Membership Interests in the offering will be required to do so pursuant to a Subscription Agreement, the form of which is attached as Exhibit A to this Escrow Agreement (the "Subscription Agreement") (such persons who purchase the Membership Interests pursuant to the Subscription Agreement are hereinafter referred to as the "Subscribers").

         E. In accordance with the Subscription Agreement, the Subscribers will be required to submit full payment for their investment in the Membership Interests at the time they return the executed Subscription Agreement to the Issuer or Underwriter.

         F. The offering price is $750,000 per Membership Interest. This price may be changed at any time after December 5, 2003. If the offering price is decreased it will be decreased for all purchasers, and if the offering price is increased it will be increased for all purchasers who have not as of that date executed Subscription Agreements and submitted Subscription Funds.

         G. Issuer and Underwriter desire to establish an escrow account with Escrow Agent for the deposit of funds received from Subscribers in order to comply with Rule 10b-9 and Rule 15c2-4 of the rules promulgated by the SEC under the Securities Exchange Act of 1934.

         H. All payments for Subscriptions for Membership Interests ("Subscription Funds") and the executed Subscription Agreements received by Issuer or Underwriter shall be promptly forwarded, by no later than noon of the next business day after receipt, to Escrow Agent, and Escrow Agent has agreed to accept, hold and disburse such Subscription Funds deposited with it in accordance with the terms of this Escrow Agreement.

         I. In order to establish the escrow of Subscription Funds and to effect the consummation of the transactions contemplated by the Subscription Agreements, the parties hereto have entered into this Escrow Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

         1. Certain Definitions. The following terms shall have the following meanings when used herein:

         "Cash Investment" shall mean the number of Membership Interests subscribed for by a Subscriber multiplied by the Purchase Price (as defined below) per Membership Interest, as set forth in the Subscription Agreement submitted by such Subscriber.

         "Construction Loan Agreement" shall mean that certain Construction Loan Agreement dated March 28, 2003 among Sardy House, North South and WestStar Bank, as amended.

         "Effective Date" shall mean the date on which the Registration Statement is declared effective by the SEC.

         "Entire Offering" shall mean the sale of all 25 Membership Interests offered.

         "Escrow Account" shall mean the interest bearing account entitled "Computershare Trust Company, Inc., as Escrow Agent for Sardy House, LLC" established by the Escrow Agent with a bank.

         "Escrow Funds" shall mean the Subscription Funds deposited with Escrow Agent pursuant to this Escrow Agreement, together with any interest and other income thereon.

         "Escrow Period" shall have the meaning set forth in Section 3 of this Escrow Agreement.

         "Maximum Offering Notice" shall mean a written notification, signed by the Issuer, which shall specify that: (a) subscriptions for the Entire Offering have been received and accepted; and (b) such subscriptions have not been withdrawn, rejected or otherwise terminated.

         "Membership Interests" shall have the meaning set forth in the Section of this Escrow Agreement titled "Background."

         "Minimum Offering" shall mean the sale of seven (7) Membership Interests, which shall result in the receipt of total Subscription Funds of a minimum of $4,665,000 before any commissions and referral fees, which total represents the total minimum Subscription Funds necessary to upon release from escrow enable North South to, as disclosed in the prospectus included in the Registration Statement, (a) pay all commissions and referral fees in connection with the sale of such Membership Interests and (b) completely repay the total indebtedness of the Issuer to WestStar Bank of up to $4,350,000 pursuant to the Construction Loan Agreement.

         "Minimum Offering Notice" shall mean a written notification, signed by the Issuer, which shall specify that: (a) subscriptions for the Minimum Offering have been received and accepted; and (b) such subscriptions have not been withdrawn, rejected or otherwise terminated.

         "Purchase Price" shall mean the purchase price for each Membership Interest as determined by the Issuer, which Purchase Price is initially $750,000 but may be changed by Issuer at any time after December 5, 2003. If the Purchase Price is decreased it shall be decreased for all purchasers, and if the Purchase Price is increased it shall be increased for all purchasers who have not as of that date executed Subscription Agreements and submitted Subscription Funds.

         "Subscribers" shall have the meaning set forth in the Section of this Escrow Agreement titled "Background."

         "Subscription Accounting" shall mean an accounting of all subscriptions for Membership Interests received and accepted by Issuer as of the date of such accounting, indicating for each subscription the Subscriber's name, address and taxpayer identification number, the number and total purchase price of subscribed Membership Interests, any withdrawal of such subscription by the Subscriber, any rejection of such subscription by the Issuers, or other termination, for whatever reason, of such subscription.

         "Subscription Funds" shall have the meaning set forth in the Section of this Escrow Agreement titled "Background."

         2. Appointment of and Acceptance by Escrow Agent and Establishment of Escrow Account. Issuer hereby appoints Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement. In accepting such appointment, Escrow Agent represents and warrants that it is a "bank," as that term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934.

         Prior to the Effective Date, the parties hereto shall establish the Escrow Account. The Issuer and the Underwriter shall instruct Subscribers to make payments for Subscription Funds either by wire transfer or check payable to "Computershare Trust Company, Inc., as Escrow Agent for Sardy House, LLC." Wire transfers shall be directed to the following account:

                  Bank: ______________________________________
                  ABA #:  ____________________________________
                  Account #:  ________________________________
                  Account Name: Computershare Trust Company, Inc., as Escrow
                                Agent for Sardy House, LLC

Any check received that is made payable to a party other than Escrow Agent shall be returned to the person who submitted the check.

         3. Deposits into Escrow Account and Escrow Period.

            (a) Deposits into Escrow Account. After the Effective Date, Issuer and Underwriter shall forward to Escrow Agent, by no later than noon of the next business day after receipt, (i) the Subscription Funds and Subscription Agreements received by Issuer or Underwriter for deposit into the Escrow Account and (ii) the appropriate IRS Form W-9s or Form W-8s (or Escrow Agent's substitute forms therefor) for each Subscriber that are required to be executed and delivered by each Subscriber pursuant to the terms of the Subscription Agreement. Escrow Agent agrees to deposit into the Escrow Account, upon the receipt thereof, any and all Subscription Funds, including all checks and other instruments and monies payable to Escrow Agent as escrow agent therefor. Escrow Agent is hereby authorized to forward each check or other instrument for collection, and upon collection of the proceeds of each check or other instrument deposit the collected proceeds into the Escrow Account.

                  ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST ISSUER UNTIL RELEASED TO ISSUER IN ACCORDANCE WITH SECTION 5(a) HEREOF.

            No party shall accept any funds from Subscribers prior to the Effective Date. Upon receipt of any Subscription Funds which are not equal to the proper Cash Investment for such subscription or if a notice of insufficient funds has been received by Escrow Agent for a check for such Subscription Funds, Escrow Agent's sole obligation shall be to notify Issuer of such fact and to return such Subscription Funds to Issuer. If Issuer rejects any subscription for which the Escrow Agent has already deposited Subscription Funds into the Escrow Account, the Escrow Agent shall promptly issue a check payable to the Subscriber in the amount of the Subscriber's subscription check plus interest earned on such funds, after the Escrow Agent has cleared such funds, and deliver such check to Issuer. Issuer shall promptly deliver such check to the Subscriber.

            (b) Escrow Period for Minimum Offering. The escrow period (the "Escrow Period") with respect to the Minimum Offering shall begin with the Effective Date and shall terminate upon the earlier of the following to occur:

                (i) The date upon which the Escrow Agent confirms that it has received the Minimum Offering Notice, and the Subscription Funds with respect to such Minimum Offering Notice have been deposited into the Escrow Account; or

                (ii) 5:00 p.m. (Denver, Colorado time) on April 30, 2004, unless extended from time to time in writing by the Issuer and Underwriter for an additional number of days as described in the prospectus included in the Registration Statement, but not to be extended for more than an additional 30 days (as extended, the "Expiration Date"), if Subscription Funds with respect to the Minimum Offering have not been deposited into the Escrow Account by the Expiration Date; or

                (iii) The date upon which Escrow Agent receives written notice from Issuer of a determination to terminate the offering prior to completion of the Minimum Offering.

            (c) Escrow Period for Subscription Funds Received After Completion of Minimum Offering. The Escrow Period with respect to any Subscription Funds received and deposited into the Escrow Account after the Minimum Offering has been completed shall be as set forth in the provisions for such Subscription Funds in Section 5(a)(ii) of this Escrow Agreement.

         4. Investment of Escrow Funds. Prior to the disbursement of Escrow Funds pursuant to Section 5 of this Escrow Agreement, the Escrow Funds shall be invested only as directed in writing by Issuer. The Issuer may only direct investments in the following:

            (a) short-term securities issued or guaranteed by the United States of America Government or of any agency thereof and backed by the full faith and credit of the United States of America;

            (b) bank accounts or bank money-market accounts with commercial banks with capital, surplus and undivided profits aggregating in excess of $1 billion (based on the most recent financial statements of such bank which are then publicly available at the SEC or otherwise); or

            (c) short-term certificates of deposit issued by a commercial bank with a combined capital and surplus (or parent holding company of which has a combined capital and surplus) of at least $50,000,000.

         In the absence of specific written instructions by the Issuer, the Escrow Agent shall invest and reinvest the Escrow Funds in bank money-market accounts as set forth in paragraph (b) of this Section 4.

         5. Disbursements of Escrow Funds.

            (a)  Completion of Offering.

                (i) Completion of Minimum Offering. Escrow Agent shall pay to
            North South by wire transfer the amount of the Escrow Funds equal to the Purchase Price multiplied by the number of Membership Interests purchased in the Minimum Offering, excluding interest and other income earned on the Escrow Funds, and deliver all documents and instruments, including certificates representing the Membership Interests for the Subscribers, no later than three (3) business days following receipt by Escrow Agent of the following items:

                     (1)  The Minimum Offering Notice;
                     (2) A Subscription Accounting, substantiating the sale of the Minimum Offering;
                     (3)  Subscription Agreements signed by all Subscribers;
                     (4) Certificates representing the Membership Interests for the Subscribers;
                     (5) Such other certificates, notices or other documents as Escrow Agent, in its discretion, shall reasonably require and shall have requested from Issuer in writing; and
                     (6)  Cleared Subscription Funds.

            At such time that Escrow Agent pays to North South in accordance with the above terms the value of the Escrow Funds equal to the Purchase Price multiplied by the number of Membership Interests purchased in the Minimum Offering, excluding interest and other income earned on such Escrow Funds, Escrow Agent shall deliver to each Subscriber the certificate representing the Membership Interests purchased by such Subscriber. In addition, in order to credit the interest and other income earned on the Escrow Funds toward the final Purchase Price paid by the Subscribers for their Membership Interests, Escrow Agent shall at such time pay by check to each Subscriber such Subscriber's pro rata amount of interest and other income earned on the Escrow Funds represented by such Subscriber's Subscription Funds. Further, if the amount of Subscription Funds paid by any Subscriber and deposited into the Escrow Account exceeds the final Purchase Price for the Membership Interests purchased by such Subscriber, Escrow Agent shall include in the amount of the check to such Subscriber the amount by which the Subscription Funds paid by such Subscriber and deposited into the Escrow Account exceeds the final Purchase Price.

            In connection with the completion of the Minimum Offering and the receipt of Escrow Funds from Escrow Agent in connection therewith, North South acknowledges that it is solely obligated and responsible for the application of such released funds to payment of any commissions and referral fees in connection with the sale of the Membership Interests and to complete repayment of the outstanding indebtedness of the Issuer to WestStar Bank under the Construction Loan Agreement, as disclosed in the prospectus included in the Registration Statement.

                (ii) Subscription Funds Received After Completion of Minimum
            Offering. Commencing 14 days after the completion of the Minimum Offering, Escrow Agent shall pay to North South by wire transfer the amount of the Escrow Funds equal to the Purchase Price multiplied by the number of Membership Interests purchased after the completion of the Minimum Offering, excluding interest and other income earned on the Escrow Funds, no later than three (3) business days following receipt by the Escrow Agent of the items set forth in Sections 5(a)(i)(2), (3), (4), (5) and (6) above with respect to Subscription Funds received after the completion of the Minimum Offering (with the document set forth in Section 5(a)(i)(2) not subject to a requirement to re-substantiate the sale of the Minimum Offering).

            At such time that Escrow Agent pays to North South in accordance with the above terms the value of the Escrow Funds equal to the Purchase Price multiplied by the number of Membership Interests purchased after completion of the Minimum Offering, excluding interest and other income earned on such Escrow Funds, Escrow Agent shall deliver to each Subscriber the certificate representing the Membership Interests purchased by such Subscriber. In addition, in order to credit the interest and other income earned on the Escrow Funds toward the final Purchase Price paid by the Subscribers for their Membership Interests, Escrow Agent shall at such time pay by check to each Subscriber such Subscriber's pro rata amount of interest and other income earned on the Escrow Funds represented by such Subscriber's Subscription Funds. Further, if the amount of Subscription Funds paid by any Subscriber and deposited into and remaining in the Escrow Account exceeds the final Purchase Price for the Membership Interests purchased by such Subscriber, Escrow Agent shall include in the amount of the check to such Subscriber the amount by which the Subscription Funds paid by such Subscriber and deposited into and remaining in the Escrow Account exceeds the final Purchase Price.

            In connection with the receipt of Escrow Funds from Escrow Agent after the completion of the Minimum Offering, North South acknowledges that it is solely obligated and responsible for the application of such released funds to payment of any commissions and referral fees in connection with the sale of the Membership Interests, as disclosed in the prospectus included in the Registration Statement.

            The foregoing process for Subscription Funds received after the completion of the Minimum Offering may be repeated every 14 days until receipt of the Maximum Offering Notice or the termination or expiration of the offering.

            Notwithstanding the foregoing, Escrow Agent shall not be obligated to disburse the Escrow Funds to North South if Escrow Agent reasonably believes that (i) Subscription Funds in full payment equal to the required Cash Investment based on the Purchase Price for that number of Membership Interests equal to or greater than the Minimum Offering have not been received, deposited with and collected by Escrow Agent, subject to the right of Issuer to consummate the sale of some, but not all, of the Membership Interests (subject to the Minimum Offering condition) or (ii) any of the certifications and opinions set forth in the documents furnished to Escrow Agent are incorrect or incomplete.

                (b) Termination of the Offering. No later than five (5)
            business days after the receipt by Escrow Agent of written notice from Issuer of a determination to terminate the offering and that there will be no closing or further closing of the sale of Membership Interests to Subscribers, Escrow Agent shall pay to each Subscriber, by bank draft and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by such Subscriber and deposited into the Escrow Account, plus interest and other income earned thereon.

                (c) Rejection or Withdrawal of Subscriptions. No later than five (5) business days after receipt by Escrow Agent of written notice from Issuer that Issuer has rejected or permitted a withdrawal of any Subscription for which Subscription Funds have already been deposited into the Escrow Account by Escrow Agent, Escrow Agent shall pay to such Subscriber, by bank draft and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by such Subscriber and deposited into the Escrow Account, plus interest and other income earned thereon.

                (d) Expiration of Offering Period. Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received the Minimum Offering Notice and cleared Subscription Funds therefore on or before the Expiration Date, Escrow Agent shall, within five (5) business days after such date and without any further instruction or direction from Issuer, return to each Subscriber, by bank draft and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by such Subscriber and deposited into the Escrow Account, plus interest and other income earned thereon.

         6. Suspension of Performance or Disbursement into Court. If, at any time, there shall exist any dispute between Issuer, Underwriter, Escrow Agent, Subscribers or any other person with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if Issuer has not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

            (a) Suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); and/or

            (b) Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Denver, Colorado for instructions with respect to such dispute or uncertainty, and pay to such court all funds held by it for holding and disposition in accordance with the instructions of such court. In determining the resolution of such dispute or uncertainty, such court shall apply the laws of the State of Colorado.

         Escrow Agent shall have no liability to Issuer, Underwriter, Subscribers or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Account or any delay in or with respect to any action required or requested of Escrow Agent.

         7. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to Issuer, or may be removed by Issuer, with or without cause, at any time by Issuer giving prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein below. Upon any such notice of resignation or removal, Issuer shall appoint a successor Escrow Agent hereunder. If the Issuer shall fail to appoint a successor Escrow Agent within thirty (30) days after such notice of resignation or removal, the Escrow Agent shall have the right to deposit the Escrow Funds to a court of competent jurisdiction for the appointment of a successor Escrow Agent. Upon the acceptance in writing by a successor Escrow Agent of any appointment as Escrow Agent hereunder, such successor Escrow Agent shall thereupon succeed to and become vested with and subject to all the rights, powers, privileges, duties and obligations of the former Escrow Agent, and the former Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any former Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.

         8. Liability of Escrow Agent.

            (a) Escrow Agent shall have no liability or obligation with respect to the Escrow Funds other than as set forth in this Escrow Agreement, except for any liability which may result from Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, whether bearing original, conformed or facsimile signatures, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same, and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds or any account in which the Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any Subscription Agreement with Subscribers or any other agreement between Issuer and/or Subscribers. Escrow Agent shall not be responsible or liable in any manner for the performance by Issuer or any Subscribers of their respective obligations under any Subscription Agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of Issuer, Underwriter or any third party (including any Subscriber) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Issuer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

            (b) Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it that is binding upon it without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         9. Indemnification of Escrow Agent. From and at all times after the date of this Escrow Agreement, Issuer shall, except as otherwise hereinafter provided, to the fullest extent permitted by law, indemnify and hold harmless Escrow Agent and each officer, director, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of, arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer or Subscribers, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Issuer in writing and Issuer shall promptly assume and enter an appropriate defense for such Indemnified Party, including the employment of counsel (reasonably satisfactory to such Indemnified Party) and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Issuer shall be liable for and shall pay all such fees and expenses if (i) Issuer agrees to pay such fees and expenses, (ii) Issuer shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (iii) Issuer is the plaintiff in any such action or proceeding, or (iv) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and Issuer, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Issuer. All such fees and expenses payable by Issuer pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of Issuer under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

         10. Compensation to Escrow Agent.

             (a) Fees. Issuer shall pay to Escrow Agent the fees set forth in the attached Exhibit B to this Escrow Agreement.

             (b) No Disbursements from Escrow Funds to Pay Escrow Agent or Other Parties. Escrow Agent is not authorized to disburse to itself or any other person from the Escrow Funds (i) any amounts due to Escrow Agent or any other party under this Section 10 or (ii) any amount Escrow Agent or any Indemnified Party is entitled to seek pursuant to
         Section 9 hereof. Notwithstanding the foregoing, Escrow Agent may hold Escrow Funds until its fees are paid by Issuer.

         11. Representations and Warranties. The Issuers make the following representations and warranties to Escrow Agent:

             (a) Each Issuer is a limited liability company duly formed and validly subsisting under the laws of the State of Colorado, and each Issuer has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

             (b) This Escrow Agreement has been duly approved by all necessary limited liability company action of each Issuer, including any necessary approval by the members of each Issuer, has been executed by duly authorized managers of each Issuer, and constitutes a valid and binding agreement of each Issuer, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights).

             (c) The execution, delivery and performance by each Issuer of this Escrow Agreement will not violate, conflict with, or cause a default under the articles of organization or the operating agreement of either Issuer, any applicable law or regulation, any court order or administrative ruling or decree to which either Issuer is a party or any of its property is subject, or any agreement, contract, indenture or other binding arrangement to which either Issuer is a party or any of its property is subject.

             (d) No party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

             (e) Each Issuer hereby acknowledges that the status of Escrow
         Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that Escrow Agent has investigated the desirability or advisability of investment in the Membership Interests or has approved, endorsed or passed upon the merits of the investment therein and that the name of Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Membership Interests other than to state that Escrow Agent has agreed to serve as Escrow Agent for the limited purposes set forth herein, as disclosed in the prospectus included in the Registration Statement.

             (f) All of the representations and warranties of each Issuer contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposits to or disbursement from the Escrow Funds.

         12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be noticed as follows:

              If to                 Issuer:North and South Aspen, L.L.C.
                                    c/o Hotel Lenado
                                    200 S. Aspen Street
                                    Aspen, Colorado 81611
                                    Attn: Mr. Daniel D. Delano
                                    Fax: (970) 925-3840

              With a copy to:       Roger V. Davidson, Esq.
                                    Ballard Spahr Andrews & Ingersoll, LLP
                                    1225 Seventeenth Street, Suite 2300
                                    Denver, Colorado 80202
                                    Fax: (303) 296-3956

              If to Underwriter:    W. G. Nielsen & Company
                                    3200 Cherry Creek South Drive, Suite 470
                                    Denver, Colorado 80209
                                    Attn: Mr. Wayne G. Nielsen
                                    Fax: (303) 830-6620

              With a copy to:       Philip A. Feigin, Esq.
                                    Rothgerber Johnson & Lyons LLP
                                    One Tabor Center, Suite 3000
                                    1200 Seventeenth Street
                                    Denver, Colorado 80202
                                    Fax: (303) 623-9222

              If to Escrow Agent:   Computershare Trust Company, Inc.
                                    350 Indiana Street, Suite 800
                                    Golden, Colorado 80401
                                    Attn: Corporate Trust
                                    Fax: (303) 262-0700

or to such other address as each party may designate for itself by like notice.

         13. Amendments or Waiver. This Escrow Agreement may be changed, waived or discharged only by a writing signed by all of the parties hereto. No delay or omission by any party in exercising any right with respect thereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         14. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

         15. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Colorado without giving effect to the principles or rules governing conflict of laws.

         16. Entire Agreement. This Escrow Agreement constitutes the entire agreement among the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in its entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

         17. Assignability. This Escrow Agreement shall not be assignable without the written consent of all of the parties hereto.

         18. Binding Effects. All of the terms of this Escrow Agreement, as it may be amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of Issuer, Underwriter, Subscribers and Escrow Agent.

         19. Execution in Counterparts. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

         20. Termination. This Escrow Agreement may be terminated at any time by a written document signed by all of the parties hereto. Upon the first to occur of (a) the disbursement of all amounts of Escrow Funds pursuant to Section 5 hereof or (b) the disbursement of all amounts of Escrow Funds into a court pursuant to Section 6 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

         21. Dealings. Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell and deal in any of the securities of Issuer and become pecuniarily interested in any transaction in which Issuer may be interested, and contract and lend money to Issuer and otherwise act as fully and freely as though it were not Escrow Agent under this Escrow Agreement. Nothing herein shall preclude Escrow Agent from acting in any other capacity for the Subscribers or any other person or entity.

         22. Signatures by Facsimile. Any facsimile signature of any party hereto shall constitute a legal, valid and binding execution hereof by such party.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

ISSUER:

SARDY HOUSE, LLC,                           NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company        a Colorado limited liability company

     By: BLOCK 66, LLC,                     By:
         a Colorado limited liability          ---------------------------------
         company, its Manager                  Daniel D. Delano, Manager
         its Manager

         By:
            -------------------------
            Daniel D. Delano, Manager


UNDERWRITER:

W. G. NIELSEN & COMPANY,
a Colorado corporation

By:
   ----------------------------------
   Wayne G. Nielsen, President


ESCROW AGENT:

COMPUTERSHARE TRUST COMPANY, INC.,
a Colorado corporation,
as Escrow Agent

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT


[Form of Subscription Agreement]

                                    EXHIBIT B

                        COMPUTERSHARE TRUST COMPANY, INC.
                                SARDY HOUSE, LLC
                            ESCROW AGENT FEE SCHEDULE


Account Acceptance and Annual Administrative Fee                       $5,000

         The above fee includes the following services:

         o  Receipt of the Subscription Agreements
         o  Processing the Subscription Funds
         o  Verification of the Collection of Subscription Funds

Subscription Agreements Received and Reviewed                          $10 each.

Deposit for Return of Funds to Subscribers                             $150

Return of Funds to Subscribers                                         $20 each

         The above fee is required in the event the following services are required:

         o  Check issuance
         o  Calculation of Interest earned and paid to Subscribers
         o  1099's issued to Subscribers
         o  Bank Reconciliation
         o  Stationary and Supply Expense
         o  Out-of-Pocket Expense

Tax Reporting - Transmittal of Information to IRS                      $250
1099 Issuance                                                          $1.75 per form

Out-of-Pocket Expenses                                                 At cost
         o  Included but not limited to: attorney fees, printing, stationary, express mail charges, wire transfer fees and postage.



THE ACCEPTANCE, ANNUAL AND DEPOSIT FEES ARE PAYABLE AT THE CLOSING OF THE ESCROW. Special or extraordinary events, such as amendments to the documents or disputes are not included in the above fees, and we reserve the right to charge an additional amount based on the time incurred in handling such events should they occur. Late charges are 1 1/2% per month on outstanding balances owing 45 days from date of invoice.



                                      B-1